UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2019

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, on April 10, 2019, Robert Farkas resigned from the Board of Directors of Energy Focus, Inc. (the “Company”) and from each committee on which he served due to family medical issues. Mr. Farkas was one of three members of the Company’s Audit & Finance Committee (the “Audit Committee”), and with his resignation, the Audit Committee has only two members.

On April 30, 2019, the Company provided notice to the Nasdaq Stock Market indicating that, as a result of Mr. Farkas’ retirement, the Company was not in compliance with Nasdaq’s audit committee composition requirement under Nasdaq Listing Rule 5605(c)(2)(A), which requires that an audit committee be comprised of at least three independent directors. The Company also indicated its desire to utilize the cure period provided by Nasdaq Listing Rule 5605(c)(4), which gives the Company at least 180 days to regain compliance with the audit committee composition requirements through the addition of one or more independent directors to the Audit Committee.

On May 6, 2019, the Company received a written response from Nasdaq confirming the Company’s noncompliance with Nasdaq Listing Rule 5605(c)(2)(A) and advising that, pursuant to Nasdaq Listing Rule 5605(c)(4), the Company is entitled to a cure period to regain compliance, such cure period to expire on the earlier of the Company’s next annual meeting of stockholders or April 10, 2020; provided, however, that if the Company’s next annual meeting of stockholders is held before October 7, 2019, the cure period will expire on October 7, 2019.
The Company expects to regain compliance with the audit committee composition requirements within the cure period through the identification and appointment to the Board of Directors and the Audit Committee of one or more qualified independent directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2019

ENERGY FOCUS, INC.

	By:	/s/ James Tu
	Name:	James Tu
	Title:	Chairman, Chief Executive Officer and President and interim Chief Financial Officer